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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) AUGUST 4, 1997

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                         WELLPOINT HEALTH NETWORKS INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

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
           DELAWARE                        1-13803                      95-4635504
 (STATE OR OTHER JURISDICTION            (COMMISSION                   (IRS EMPLOYER
       OF INCORPORATION)                FILE NUMBER)                IDENTIFICATION NO.)
     21555 OXNARD STREET, WOODLAND HILLS,
                  CALIFORNIA                                      91367
   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)
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       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (818) 703-4000

                                 NOT APPLICABLE
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     On August 4, 1997, WellPoint Health Networks Inc., a California corporation ("WellPoint California"), was effectively reincorporated in Delaware as WellPoint Health Networks Inc., a Delaware corporation (the "Company") by virtue of a merger transaction which resulted in the Company becoming substantially a holding company as described below (the "Reincorporation").

     The Reincorporation was effected via a merger (the "Merger") involving the Company, WellPoint California, which was the parent of the Company prior to such merger, and a wholly owned subsidiary of the Company organized solely for purposes of effecting the Merger ("Merger Subsidiary"). As a result of the Merger, Merger Subsidiary was merged into WellPoint California, Merger Subsidiary disappeared and WellPoint California was the surviving entity and became a wholly owned subsidiary of the Company. As a further result of the Merger, the shareholders of WellPoint California became the stockholders of the Company and the directors of WellPoint California became the directors of the Company, maintaining their same class designations.

     In connection with the Reincorporation, the Company assumed the obligations under various agreements and plans of WellPoint California, including its existing stock option plans and employee stock purchase plan. In addition, WellPoint California's current license agreement with the Blue Cross Blue Shield Association (the "BCBSA") has been terminated, and a new license agreement between the Company and the BCBSA, having substantially the same terms, has become effective. Certain of WellPoint California's agreements with the California HealthCare Foundation have been amended and restated and assumed by the Company. The Company has also assumed the obligations under WellPoint California's senior credit agreement, pursuant to an amendment to such agreement. The new BCBSA license agreement and the amended and restated agreements with the California HealthCare Foundation, as well as the amendment to the senior credit agreement, are included as exhibits hereto.

     The Certificate of Incorporation and Bylaws of the Company include various features, substantially similar to corresponding provisions that were in WellPoint California's Articles of Incorporation and Bylaws, that may render attempts to take over the Company more difficult. The Board believes that such attempts would disrupt the Company, divert the attention of the Company's directors, officers and employees and adversely affect the Company's operations. These features include, among other things, ownership and transfer restrictions on the Common Stock of the Company, the establishment of a classified Board of Directors with staggered terms of office, the requirement of a supermajority vote of stockholders to approve certain changes to the Certificate of Incorporation and Bylaws, the elimination of cumulative voting of shares for directors, the elimination of the right of stockholders (other than stockholders owning 10% or more of the Company's outstanding voting stock) to call special stockholders' meetings and the elimination of stockholder action by written consent.

     In addition to the Reincorporation, on August 4, 1997 Wellpoint California has effected a restructuring with three of its wholly owned subsidiaries. Blue Cross of California, WellPoint Pharmacy Plan and WellPoint Dental Plan, each a California corporation, were merged with and into WellPoint California. WellPoint California was the survivor of these mergers and has changed its name to Blue Cross of California.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) FINANCIAL STATEMENTS OF BUSINESS TO BE ACQUIRED:

         The following historical financial information was previously reported by WellPoint California (SEC File No. 1-14340) and is incorporated herein by reference:

         (i) WellPoint California's Annual Report on Form 10-K for the year ended December 31, 1996, at pages F-1 to F-27; and

         (ii) WellPoint California's Quarterly Report on Form 10-Q for the quarter ended March 31, 1997, at pages 1 to 10.

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     (b) PRO FORMA FINANCIAL INFORMATION OF THE BUSINESS TO BE ACQUIRED:

         No changes in the Company's financial operations or financial statements resulted from the Reincorporation. Thus, there is no pro forma effect from the Reincorporation to report.

     (c) EXHIBITS

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    EXHIBIT NO.                                  DESCRIPTION                             PAGE NO.
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
         3.1        Restated Certificate of Incorporation of the Company.................
         3.2        Bylaws of the Company (originally filed as Appendix B to WellPoint
                    California's Schedule 14A filed on May 8, 1997, File No.
                    333-03292-01, and incorporated herein by reference)..................
         3.3        Agreement of Merger, dated as of July 22, 1997, by and among the
                    Company, WellPoint California and WLP Acquisition Corp., a California
                    corporation..........................................................
        99.1        Agreement and Plan of Reorganization dated as of July 22, 1997 by and among WellPoint California, WLP Acquisition Corp., a California
                    corporation, and the Company.........................................
        99.2        Amended and Restated Voting Trust Agreement dated as of August 4,
                    1997 by and among the Company, California HealthCare Foundation and
                    Wilmington Trust Company.............................................
        99.3        Amended and Restated Voting Agreement dated as of August 4, 1997 by and among the Company, WellPoint California and California HealthCare
                    Foundation...........................................................
        99.4        Amended and Restated Share Escrow Agent Agreement dated as of August
                    4, 1997 by and between the Company and U.S. Trust Company of
                    California, N.A......................................................
        99.5        Amended and Restated Registration Rights Agreement dated as of August
                    4, 1997 by and among the Company, California HealthCare Foundation and WellPoint California.............................................
        99.6        Blue Cross License Agreement effective as of August 4, 1997 by and among the Blue Cross and Blue Shield Association and the Company.....
        99.7        California Blue Cross License Addendum effective as of August 4,
                    1997, by and between the Blue Cross and Blue Shield Association and the Company..........................................................
        99.8        Blue Cross Affiliate License Agreement effective as of August 4, 1997 by and between the Blue Cross Blue Shield Association and Blue Cross
                    of California........................................................
        99.9        Blue Cross Affiliate License Agreement effective as of August 4, 1997 by and between the Blue Cross Blue Shield Association and BC Life &
                    Health Insurance Company.............................................
       99.10        Blue Cross Controlled Affiliate License Agreement Applicable to Life
                    Insurance Companies effective as of August 4, 1997 by and between
                    Blue Cross Blue Shield Association and BC Life & Health Insurance
                    Company..............................................................
       99.11        Fourth Amendment to Credit Agreement and Consent dated as of July 21,
                    1997 by and among the Company, Bank of America National Trust and
                    Savings Association, as Administrative Agent, NationsBank of Texas,
                    N.A., as Syndication Agent, and Chase Manhattan Bank, as
                    Documentation Agent, and the other financial institutions named therein..............................................................
       99.12        Undertakings dated July 31, 1997 by the Company, WellPoint California and WellPoint California Services, Inc. to the California Department
                    of Corporations......................................................
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 4, 1997

                                          WELLPOINT HEALTH NETWORKS INC.

                                          By:     /s/ THOMAS C. GEISER
                                            ------------------------------------
                                          Name: Thomas C. Geiser
                                          Title:   Executive Vice President

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                                    EXHIBITS

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    EXHIBIT NO.                                  DESCRIPTION                             PAGE NO.
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
         3.1        Restated Certificate of Incorporation of the Company.................
         3.2        Bylaws of the Company (originally filed as Appendix B to WellPoint
                    California's Schedule 14A filed on May 8, 1997, File No.
                    333-03292-01, and incorporated herein by reference)..................
         3.3        Agreement of Merger, dated as of July 22, 1997, by and among the
                    Company, WellPoint California and WLP Acquisition Corp., a California
                    corporation..........................................................
        99.1        Agreement and Plan of Reorganization dated as of July 22, 1997 by and among WellPoint California, WLP Acquisition Corp., a California
                    corporation, and the Company.........................................
        99.2        Amended and Restated Voting Trust Agreement dated as of August 4,
                    1997 by and among the Company, California HealthCare Foundation and
                    Wilmington Trust Company.............................................
        99.3        Amended and Restated Voting Agreement dated as of August 4, 1997 by and among the Company, WellPoint California and California HealthCare
                    Foundation...........................................................
        99.4        Amended and Restated Share Escrow Agent Agreement dated as of August
                    4, 1997 by and between the Company and U.S. Trust Company of
                    California, N.A......................................................
        99.5        Amended and Restated Registration Rights Agreement dated as of August
                    4, 1997 by and among the Company, California HealthCare Foundation and WellPoint California.............................................
        99.6        Blue Cross License Agreement effective as of August 4, 1997 by and among the Blue Cross and Blue Shield Association and the Company.....
        99.7        California Blue Cross License Addendum effective as of August 4,
                    1997, by and between the Blue Cross and Blue Shield Association and the Company..........................................................
        99.8        Blue Cross Affiliate License Agreement effective as of August 4, 1997 by and between the Blue Cross and Blue Shield Association and
                    CaliforniaCare Health Plans..........................................
        99.9        Blue Cross Affiliate License Agreement effective as of August 4, 1997 by and between the Blue Cross Blue Shield Association and BC Life &
                    Health Insurance Company.............................................
       99.10        Blue Cross Controlled Affiliate License Agreement Applicable to Life
                    Insurance Companies effective as of August 4, 1997 by and between
                    Blue Cross Blue Shield Association and BC Life & Health Insurance
                    Company..............................................................
       99.11        Fourth Amendment to Credit Agreement and Consent dated as of July 21,
                    1997 by and among the Company, Bank of America National Trust and
                    Savings Association, as Administrative Agent, NationsBank of Texas,
                    N.A., as Syndication Agent, Chemical Bank, as Documentation Agent,
                    and the other financial institutions named therein...................
       99.12        Undertakings dated July 31, 1997 by the Company, WellPoint California and WellPoint California Services, Inc. to the California Department
                    of Corporations......................................................
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